Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of an amendment no.1 to that certain Statement on Schedule 13D, filed with the Securities and Exchange Commission on June 8, 2020, with respect to the shares of HYMC Common Stock, par value $0.0001, of Hycroft Mining Holding Corporation, a Delaware corporation. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Dated: June 1, 2021

Jason Mudrick
By:	/s/ Jason Mudrick
	Name:	Jason Mudrick

Mudrick Capital Management, L.P. By: Mudrick Capital Management, LLC its general partner
By:	/s/ Jason Mudrick
	Name:	Jason Mudrick
	Title	Sole Member

Mudrick Capital Management, LLC
By:	/s/ Jason Mudrick
	Name:	Jason Mudrick
	Title	Sole Member

MUDRICK CAPITAL ACQUISITION HOLDINGS LLC By: Mudrick Capital Management, L.P., its managing member

By:	/s/ Jason Mudrick
	Name:	Jason Mudrick
	Title	Sole Member

Mudrick Distressed Opportunity Fund Global, L.P. By: Mudrick GP, LLC, its general partner

By:	/s/ Jason Mudrick
	Name:	Jason Mudrick
	Title	Sole Member

Mudrick Distressed Opportunity Specialty Fund, L.P. By: Mudrick GP, LLC, its general partner

By:	/s/ Jason Mudrick
	Name:	Jason Mudrick
	Title	Sole Member

Mudrick GP, LLC
By:	/s/ Jason Mudrick
	Name:	Jason Mudrick
	Title	Sole Member

Mudrick Distressed Senior Secured Fund Global, L.P. By: Mudrick Senior Secured Fund GP, LLC, its general partner

By:	/s/ Jason Mudrick
	Name:	Jason Mudrick
	Title	Sole Member

Mudrick Senior Secured Fund GP, LLC

By:	/s/ Jason Mudrick
	Name:	Jason Mudrick
	Title	Sole Member

Mudrick Distressed Opportunity Drawdown Fund, L.P. By: Mudrick Distressed Opportunity Drawdown Fund GP, LLC, its general partner

By:	/s/ Jason Mudrick
	Name:	Jason Mudrick
	Title	Sole Member

Mudrick Distressed Opportunity Drawdown Fund GP, LLC

By:	/s/ Jason Mudrick
	Name:	Jason Mudrick
	Title	Sole Member

Mudrick Distressed Opportunity Drawdown Fund II, L.P. By: Mudrick Distressed Opportunity Drawdown Fund II GP, LLC, its general partner

By:	/s/ Jason Mudrick
	Name:	Jason Mudrick
	Title	Sole Member

Mudrick Distressed Opportunity Drawdown Fund GP II, LLC

By:	/s/ Jason Mudrick
	Name:	Jason Mudrick
	Title	Sole Member

Mudrick Distressed Opportunity Drawdown Fund II SC, L.P. By: Mudrick Distressed Opportunity Drawdown Fund II GP, LLC, its general partner

By:	/s/ Jason Mudrick
	Name:	Jason Mudrick
	Title	Sole Member